EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. § 1350)

I, John T. McLaughlin, of US Dataworks, Inc. certify pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

(i) the Quarterly Report on Form 10-QSB for the period ended June 30, 2008 (the “Report”), which this statement accompanies fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of US Dataworks, Inc.

Dated: August 14, 2008

/s/ John T. McLaughlin
John T. McLaughlin
Chief Financial Officer